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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            ------------------------

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  DECEMBER 15, 2005

                              W. P. CAREY & CO. LLC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      DELAWARE                        001-13779                13-3912578
(STATE OR OTHER JURISDICTION          (COMMISSION            (IRS EMPLOYER
      OF INCORPORATION)               FILE NUMBER)        IDENTIFICATION NUMBER)




           50 ROCKEFELLER PLAZA                                     10020
               NEW YORK, NY                                       (ZIP CODE)
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (212) 492-1100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12
    under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

On December 15, 2005, W. P. Carey & Co. LLC (the "Company") announced that its Board of Directors approved a $20 million share repurchase program. The program provides that the Company is authorized to repurchase up to $20 million shares of its common stock in the open market starting from the date of commencement, December 16, 2005, over the next 12 months as conditions warrant.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

99.1 Press Release issued on December 15, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                       W. P. CAREY & CO. LLC

Date: December 15, 2005                By: /s/ Mark J. DeCesaris
                                           -------------------------------------
                                           Mark J. DeCesaris
                                           Managing Director and acting
                                           Chief Financial Officer